UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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SMITH-MIDLAND CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Wednesday, June 1, 2022

Dear Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION (the “Company”), a Delaware corporation, to be held at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 on Wednesday, June 1, 2022 at 4:00 p.m. local time. The Annual Meeting is being held for the following purposes:

1.	To elect four (4) members to the Board of Directors;

2.	To ratify the appointment of the accounting firm Dixon Hughes Goodman LLP as the Company’s Independent Registered Public Accountants for the current year ending December 31, 2022;

3.	To approve an advisory vote on executive compensation for named executive officers;

4.	To approve an advisory vote on the frequency of advisory votes on executive compensation for named executive officers in future years; and

5.	To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the meeting or any and all adjournments thereof.

The Board of Directors has fixed the close of business on April 12, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

We hope that all stockholders will be able to attend the Annual Meeting in person. In order to assure that a quorum is present at the Annual Meeting, please date, sign and promptly return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet whether or not you expect to attend the Annual Meeting. If you attend the Annual Meeting, your proxy will, at your request, be returned to you and you may vote your shares in person.

By Order of the Board of Directors

Ashley B. Smith Chairman

Midland, Virginia
April 21, 2022

Important Notice Regarding the Internet Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be held on June 1, 2022. Pursuant to Securities and Exchange Commission rules we have elected to utilize the "notice and access" option of providing electronic copies of our proxy materials, including a proxy card, to our stockholders, as well as providing access to our proxy materials on a publicly accessible website. The Company's Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended December 31, 2021 are available on the Internet and may be accessed at https://www.iproxydirect.com/SMID.

SMITH-MIDLAND CORPORATION

5119 Catlett Road

Midland, Virginia 22728

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of SMITH-MIDLAND CORPORATION (the “Company”) for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, June 1, 2022, at 4:00 p.m. local time at Warrenton-Fauquier Airport Terminal located at 1533 Iris Trail, Midland, Virginia 22728 and at any adjournment or adjournments thereof.

These proxy solicitation materials are first being sent to stockholders of record on or about April 22, 2022, together with the Company’s Annual Report to Stockholders.

This proxy statement, form of proxy and the annual report are available at: https://www.iproxydirect.com/SMID.

Stockholders of record at the close of business on April 12, 2022 will be entitled to vote at the Annual Meeting or any adjournment thereof. On or about the record date, 5,229,658 shares of the Company’s common stock, $.01 par value per share (“Common Stock”), were issued and outstanding. The Company has no other outstanding voting securities.

Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to stockholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the shares outstanding. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner and (2) the broker lacks discretionary authority to vote the shares. Brokers are prohibited from exercising discretionary authority on non-routine matters. Proposals one, three and four are considered non-routine matters and, therefore, brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers.

Abstentions or broker non-votes or failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent auditors for the year ending December 31, 2022 will be required for approval. An abstention will be counted as a vote against this proposal.

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote will be required to approve the advisory vote on named executive officer compensation. This vote is advisory and will not be binding on the Company or its Board of Directors. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The frequency option (one year, two years or three years) receiving the plurality of the votes cast will be the frequency that has been "approved" by stockholders. Because the vote is advisory, it will not be binding on the Company's Board of Directors. However, the Board will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation. Abstentions and broker non-votes will have no effect on this vote.

An Annual Report, containing the Company’s audited financial statements for the years ended December 31, 2021 and December 31, 2020, is available online at https://www.iproxydirect.com/SMID to all stockholders entitled to vote.

Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Company's Secretary prior to the Annual Meeting, or by submitting a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Annual Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Annual Meeting will be voted as specified therein. Proxies that are signed and returned but do not include voting instructions will be voted in favor of the election of Directors of those persons named in this Proxy Statement, in favor of the proposal to ratify and approve the selection of Dixon Hughes Goodman LLP as the independent auditors for the Company for the year ending December 31, 2022, in support of the compensation of the named executive officers as presented in this proxy statement, and for a three year frequency on future say-on-pay advisory votes for compensation of the named executive officers.

The Board of Directors knows of no other matter to be properly presented at the Annual Meeting. If any other matter should be properly presented at the Annual Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies. The Board of Directors knows of no matter to be acted upon at the Annual Meeting that would give rise to appraisal rights for dissenting stockholders.

1

Proposal No.1

ELECTION OF DIRECTORS

Four Directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting. Each Director of the Company is elected at the Company’s Annual Meeting of Stockholders and serves until his successor is elected and qualified. Vacancies and newly created directorships resulting from any increase in the number of authorized Directors may be filled by a majority vote of Directors then remaining in office. Officers are elected by and serve at the discretion of the Board of Directors.

Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual Director, or for all Directors, will be voted (unless one or more nominees are unable or unwilling to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of Directors at a lesser number.

The Board unanimously recommends that stockholders vote FOR election of the four nominees for Director.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Director Since	Position
Ashley B. Smith	60	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

Wesley A. Taylor	74	1994	Director

James Russell Bruner	66	2018	Director

Richard Gerhardt	55	2016	Director

Background

The following is a brief summary of the background of each nominee for Director of the Company:

Ashley B. Smith. Chairman of the Board, Chief Executive Officer, and President. Ashley B. Smith has served as Chairman of the Board of Directors since January 2022, Chief Executive Officer of the Company since May 2018, President of the Company since 2012, and as a Director since 1994. Mr. Smith was Vice President of the Company from 1990 to 2011. He is a past Chairman of the National Precast Concrete Association. Mr. Smith serves on the Board of Trustees of Bridgewater College in Bridgewater, Virginia. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College. The Company believes that Mr. Smith’s education, experience in the precast concrete industry and business experience gives him the qualifications and skills necessary to serve in the capacity as a director.

Wesley A. Taylor. Director. Wesley A. Taylor served as Vice President of Administration of the Company from 1989 until January 2017 and has served as a Director since 1994. Mr. Taylor holds a Bachelor of Arts degree from Northwestern State University. The Company believes that Mr. Taylor’s education, business experience and his extensive experience in the precast concrete industry gives him the qualifications and skills necessary to serve in the capacity as a director.

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James Russell Bruner. Director. Mr. Bruner has served as a member of the Board of Directors of the Company since December 2018. Mr. Bruner has served as Chairman of Maersk Line, Limited (“Maersk Line”) since November 2016 and was President and Chief Executive Officer of Maersk Line from January 2014 to November 2017. Maersk Line owns and operates a fleet of container and tanker ships that are under the flag of the United States. These ships support military, government and humanitarian missions through the transportation of United States government cargo on an international basis. Maersk Line operates as a subsidiary of A.P. Moller-Maersk A/S, an integrated transport and logistics company headquartered in Copenhagen, Denmark. Mr. Bruner attended Bridgewater College in Virginia. He is a graduate of the University of Michigan Executive Program and Harvard Business School's Advanced Management Program. The Company believes that Mr. Bruner's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

Richard Gerhardt. Director. Mr. Gerhardt has served as a member of the Board of Directors of the Company since 2016. He is currently President of Sales Services International, Inc., a consulting firm, and Chief Sales Officer for IMEX Global Solutions, Inc., a logistics company, since April 2020, and is also serving as a Fauquier County, Virginia Supervisor for the Cedar Run Magisterial District since January 2016. From 2003 to 2014, Mr. Gerhardt served in an escalating succession of positions for three global shipping and logistic companies: DHL Global Mail, ESI Global Logistic and MSI Worldwide. His eight years as President, Chief Operating Officer, and shareholder of MSI Worldwide culminated in its acquisition by Belgian Post. Mr. Gerhardt holds a Bachelor of Arts in Business Administration with a minor in Economics from Washington College in Chestertown, Maryland. The Company believes that Mr. Gerhardt's current and past business-related experience provides him with the knowledge and skills necessary to serve in the capacity as a director of the Company.

GENERAL INFORMATION RELATING TO THE BOARD OF DIRECTORS AND OFFICERS

Director Independence

Currently Richard Gerhardt, James Russell Bruner, and Wesley A. Taylor are independent directors of the Company as determined under the NASDAQ listing standards. Ashley B. Smith is not considered independent in view of his positions as the Chief Executive Officer and President of the Company.

Meetings of the Board of Directors

The Board of Directors met formally three times during 2021 and met informally on a number of occasions, voting on corporate actions, in some cases, by written consent. All of the Company’s current directors attended all of the meetings of the Board of Directors in person and the respective committees of which they are members.

No Director or executive officer of the Company is related by blood, marriage, or adoption to any of the Company’s other Directors or executive officers.    On an ongoing basis, the Company reviews all “related party transactions” (those transactions that are required to be disclosed by SEC Regulation S-K, Item 404), if any, for potential conflicts of interest and all such transactions must be approved by the Board of Directors. In November 2021, the Board of Directors approved the agreement to purchase real property from Rodney I. Smith, the Company’s former Chairman of the Board, in the amount of $295,000, supported by an independent third-party valuation assessment. There are no other related-party transactions required to be disclosed pursuant to Item 404 of Regulation S-K.

3

Nominating and Governance Committee

The Company created a Nominating and Governance Committee in April, 2020. The Nominating and Governance Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Nominating and Governance Committee held three meetings during the fiscal year ended December 31, 2021.

As of the record date, the members of the Nominating and Governance Committee consisted of Wesley A. Taylor, Richard Gerhardt, and James Russell Bruner. All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ listing standards and SEC rules for independence. The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•	reviewing qualified candidates to serve as directors;
•	aiding in attracting qualified candidates to serve on the Board;
•

considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by stockholders, directors, officers, employees and others;

•	recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•	monitoring our overall corporate governance and corporate compliance program;
•	reviewing and adopting policies governing the qualification and composition of the Board of Directors;
•

reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;

•	recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board;
•	reviewing the role and effectiveness of the Board, the respective Board committees and the directors in our corporate governance process; and
•

reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. In order to be timely, the notice must be delivered:

•

in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 60 days nor more than 90 days prior to the date of such annual meeting or the 10th day following the date public disclosure of the annual meeting was made; and

•

in the case of a special meeting, not less than 60 days nor more than 90 days prior to the date of such special meeting or the 10th day following the date public disclosure of the special meeting was made.

4

The stockholder’s notice to the Secretary must set forth:

•	as to each person whom the stockholder proposes to nominate for election as a director
o	the nominee’s name, age, business address and residence address;
o	the nominee’s principal occupation and employment;
o

the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of the Company held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the nominee; and

o

any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

•	as to the stockholder giving the notice
o	the stockholder’s name and record address;
o

the class and series and number of shares of each class and series of capital stock of the Company which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of the Company held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the stockholder; and

o

any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to section 14 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee will consider certain minimum qualifications for serving as a director including that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee will examine a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee will also seek to have the Board represent a diversity of backgrounds in regards to the anticipated needs of the Company as a whole so as to leverage the experience and education of each director in achieving the goals of the Company. The Nominating and Governance Committee will not assign specific weights to particular criteria and no particular criterion will necessarily be applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee will identify potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee will look for persons meeting the criteria above and take note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. If the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee will request a resume and other information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. In certain instances, Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process will not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

5

Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Compensation Committee reviews and assesses the adequacy of its charter annually. The Compensation Committee held three meetings during the fiscal year ended December 31, 2021.

As of the fiscal year ended December 31, 2021 and as of the record date, the members of the Compensation Committee consisted of Richard Gerhardt, James Russell Bruner, and Wesley A. Taylor. Each member of the Compensation Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of compensation committee members by NASDAQ listing standards and applicable SEC rules.

The Compensation Committee assists the Board in determining the compensation of the Company’s executive officers, board advisers, and directors of the Company, including but not limited to, the grant of restricted stock pursuant to the 2016 Stock Incentive Plan or other plan that may be established. The Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•

approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•

reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);

•	evaluating the level and form of compensation for Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•

advising the Board on compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;

•	approving the amount of and vesting of equity awards;
•	evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•

reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our proxy statement and recommending that such disclosures be included in our annual report on Form 10-K and proxy statement.

The Compensation Committee does not delegate any of its responsibilities to other committees or persons. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is an officer or employee of the Company or has or had at any time any relationship with the Company that requires disclosure under Item 404 of Regulation S-K.

6

Audit Committee

The Company created an Audit Committee in August 2018. The Audit Committee operates under a written charter adopted by the Board of Directors and the charter is available without charge on our website at www.smithmidland.com under the heading “Investors/Governance Docs”. Hard copies may also be obtained, without charge, by writing to our Secretary at Smith-Midland Corporation at 5119 Catlett Road, Midland, Virginia 22728. The Audit Committee held four meetings during the fiscal year ended December 31, 2021.

As of the fiscal year ended December 31, 2021, and as of the record date, the members of the Audit Committee consisted of Richard Gerhardt, James Russell Bruner, and Wesley A. Taylor. Each member of the Audit Committee has been determined by the Board, which will be reviewed on an annual basis, to meet the standards for independence required of audit committee members by NASDAQ listing standards and applicable SEC rules. The Board has determined that Mr. Bruner is an audit committee "financial expert,” within the meaning of applicable SEC rules based upon his education (he is a graduate of the University of Michigan Executive Program and Harvard Business School’s Advanced Management Program) and business-related experience.

The formal report of the Audit Committee is included in this proxy statement.

The Audit Committee oversees all accounting and financial reporting processes and the audit of the Company’s financial statements. The Audit Committee is responsible for overseeing the quality and integrity of the Company’s financial statements and the qualifications, independence, selection and performance of the Company’s independent registered public accounting firm.

The Audit Committee has recommended that the audited financial statements for fiscal year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the fiscal year then ended.

Leadership Structure

Currently, the Company combines the roles of Chairman of the Board and Chief Executive Officer. Ashley B. Smith is Chairman of the Board and Chief Executive Officer. The Company believes that Mr. Ashley B. Smith's history with the Company makes him an appropriate person to provide Chairman oversight.

Risk Oversight

It is the responsibility of the Board to oversee the assets of the Company and to ensure that appropriate controls are in place to minimize risks associated with such assets. While the Board is tasked with the responsibility to detect potential high level risks, management is tasked with managing risk on a daily basis. Where possible, management, in conjunction with the Board, has defined high level risk controls to help mitigate the most significant risks to the Company.

Code of Ethics

The Company adopted a code of ethics that applies to the Chief Executive Officer, Chief Financial Officer, Accounting Manager, and persons performing similar functions. The Board of Directors approved the code of ethics at their meeting on June 3, 2020. A copy may be obtained without charge by requesting one in writing from Secretary, Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, VA 22728. The code of ethics is also posted on the Company's website at www.smithmidland.com on the home page.

Communications Between Stockholders and the Board of Directors

Stockholders and other interested parties wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the Company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the stockholder or, if no individual director is identified, to all members of the Board of Directors.

7

Director Attendance at Annual Meeting

The Company has not in the past required members of the Board of Directors to attend each annual meeting of the stockholders because the formal meetings have been attended by very few stockholders, and have generally been brief and procedural in nature. All of the Company’s current directors attended the 2021 Annual Meeting. The Board will continue to monitor stockholder interest and attendance at future meetings and re-evaluate this policy as appropriate.

Director Compensation

All non-executive officer Directors receive $3,000 per meeting as compensation for their services as Directors, with an additional $3,000 annual fee for service as the chair of the Audit Committee and $3,000 annual fee for service as the chair of the Compensation Committee.

The Company does not pay any additional compensation to directors who are members of our management, but the Company reimburses all directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings or otherwise in their capacity as directors.

Director Compensation Table for 2021

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation	Non- Qualified Deferred Compensation Earnings	All Other Compensation	Total ($)
Rodney I. Smith (2)	15,000	33,418	—	—	—	—	48,418
Ashley B. Smith (3)	—	—	—	—	—	—	—
Wesley A. Taylor	9,000	55,780	—	—	—	—	64,780
James Russell Bruner	12,000	55,780	—	—	—	—	67,780
Richard Gerhardt	12,000	55,780	—	—	—	—	67,780

(1) “Stock Awards” for 2021 include restricted shares granted in October 2021 pursuant to the Equity Plan, of which 1/3 shares vested in full immediately on the grant date, 1/3 vest one year following the grant date, and the remaining 1/3 vest two years following the grant date. “Stock Awards” also include the value of performance-based restricted stock awarded based on the aggregate grant date fair value of the awards. With respect to a restricted stock award granted in April 2021 pursuant to the Equity Plan, we had estimated that the target level of shares would vest over a three-year cycle based on the stock price at date of grant $11.72 per share, as reflected in the fair value above. The amounts in this column do not necessarily correspond to the actual value that will be realized by the named Board member. The level of award (minimum, target, or maximum) and final vesting is based on the Company’s performance over the entirety of the three-year cycle including revenue growth, EBITDA margin and free cash flow. Certain of the shares are time based and are awarded at the end of the three-year cycle as long as they continue as a director.

(2) Does not include an annual royalty fee of $99,000 paid to Rodney I. Smith, who retired from his position of Chairman of the Board on January 7, 2022, pursuant to an employment agreement, payable as consideration for his assignment to the Company of all of his rights, title, and interest in certain patents.

(3) All compensation for Ashley B. Smith is reported in Compensation of Executive Officers.

Executive Officers

The executive officers of the Company are:

Name	Age	Director or Executive Officer Since	Position
Ashley B. Smith	60	1994	Chairman of the Board of Directors, Chief Executive Officer, and President

Adam J. Krick	37	2018	Chief Financial Officer, Secretary, and Treasurer

Adam J. Krick. Chief Financial Officer. Adam J. Krick has served as Chief Financial Officer of the Company since January 2018. Prior to becoming the Chief Financial Officer, Mr. Krick served as the Accounting Manager for the Company since 2014. Prior to joining the Company, Mr. Krick worked in public accounting focusing on tax and business consulting. Mr. Krick serves on the Board of Directors for the Precast/Prestressed Concrete Institute, and as the Vice Chair for the Precast/Prestressed Concrete Institute Mid-Atlantic Chapter. Mr. Krick is a Certified Public Accountant and holds a Bachelor of Business Administration degree in Accounting from James Madison University.

For the biography of Mr. Ashley B. Smith please see “Proposal No. 1—Election of Directors”.

8

Proposal No. 2

PROPOSAL TO RATIFY AND APPROVE THE SELECTION OF DIXON HUGHES

GOODMAN LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR

THE YEAR ENDING DECEMBER 31, 2022

The Company has selected Dixon Hughes Goodman LLP to serve as its independent registered public accounting firm for the year ending December 31, 2022.

The Board unanimously recommends that stockholders vote FOR the ratification of the selection of Dixon Hughes Goodman LLP as the independent auditors for the Company for the year ending December 31, 2022.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As reported in the Company’s Current Report on Form 8-K filed on April 8, 2022, we engaged Dixon Hughes Goodman LLP as our independent registered public accountants on April 4, 2022. The decision to dismiss BDO USA, LLP was approved by the Audit Committee of the Company’s Board of Directors.

BDO USA LLP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and the subsequent interim periods through April 4, 2022, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO USA LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO USA LLP’s satisfaction, would have caused BDO USA LLP to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

AUDIT COMMITTEE REPORT

The Company created an Audit Committee in August 2018. The following is the report of the Audit Committee of the Board of Directors of the Company.

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the qualifications, independence, selection and compensation of the Company’s registered independent public accounting firm, and the internal control functions as they relate to the preparation of the financial statements.

Among other things, the Audit Committee reviews and discusses with management and with the Company’s independent registered public accounting firm the results of the Company’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended December 31, 2021.

The Audit Committee acts pursuant to a written charter. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held four meetings during the fiscal year ended December 31, 2021.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ listing standards. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them.

Management is responsible for the preparation, presentation and correctness of the Company’s financial statements, internal controls over financial reporting and procedures designed to assure compliance with generally accepted accounting procedures. The Company’s independent registered public accounting firm for the year ended December 31, 2021, BDO USA, LLP, was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon.

Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP, the Company’s audited financial statements as of and for the year ended December 31, 2021. The Audit Committee also discussed with BDO USA, LLP the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP its independence. The Audit Committee has also discussed the compatibility of the provision of non-audit services with the independent auditor’s independence.

Management has also represented to the Audit Committee that it has completed an assessment of the effectiveness of the Company’s internal control over financial reporting, and the Audit Committee has reviewed and discussed with management and BDO USA, LLP the scope and results of their respective assessments of the Company’s internal control over financial reporting. The Audit Committee met at least once each quarter since its creation with BDO USA, LLP  and management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings press releases. The Audit Committee also intends to meet separately with Dixon Hughes Goodman LLP without the members of management present on at least an annual basis.

Based on the review and discussions described in this report, the Audit Committee recommended that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the Securities and Exchange Commission.

The Audit Committee:

Richard Gerhardt James Russell Bruner Wesley A. Taylor

9

AUDIT AND RELATED FEES

The aggregate fees billed for each of the two most recent fiscal years for professional services rendered by BDO USA, LLP, the principal accountant for the audit of the Company, for assurance and related services related to the audit; for tax compliance, tax advice, and tax planning; and for all other audited-related fees are shown in the table below.

Audit Fees. Fees charged as audit fees are for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

The Company has a separate standing Audit Committee. All members of the Audit Committee are considered to be independent when using the definition of NASDAQ listing standards.

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by its independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre- approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules.

	2021	2020
Audit Fees	$220	$175
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—

Total Fees	$220	$175

10

Proposal No. 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, the Board of Directors is providing the stockholders of the Company with an advisory vote to approve the officer compensation of its named executive officers. This advisory vote is commonly known as stockholder "say-on-pay". The Company and its Board of Directors hopes that each stockholder will take advantage of this opportunity to make their opinion known.

Please review the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC rules. We believe the salaries and other compensation of the named executive officers are reasonable and necessary to attract and maintain competent personnel to manage the Company in a responsible and profitable manner.

We are asking our stockholders to indicate their support for the compensation of the named executive officers as described in this proxy statement with a vote "For" the following resolution:

"Resolved, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in our proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC."

While this vote is non-binding, our Board of Directors and the Compensation Committee, which is comprised of independent directors, will give the results of this vote careful consideration when setting policy and making decisions regarding the salaries and other compensation arrangements for the named executive officers of the Company.

11

Proposal No. 4

FREQUENCY OF ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION

The Board of Directors, pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, is providing the stockholders of the Company an advisory vote on the frequency of say-on-pay votes for the named executive officers of the Company. This advisory vote allows the stockholders to decide how often they would prefer to vote on the say-on-pay provisions as described above. The choice of votes for this proposal will be one, two, three years or abstention from voting.

The Board of Directors has closely reviewed the voting options available and has come to the conclusion that the advisory vote on this proposal would best be held every third year. As this vote is advisory in nature, the Board of Directors will carefully weigh the outcome of the vote when making its final decision as to how often to establish the voting policy.

We are asking our stockholders to vote for a "Three Year" frequency on future say-on-pay advisory votes for compensation of the named executive officers of the Company.

12

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth, as of April 12, 2022, certain information concerning ownership of the Company’s Common Stock by (i) each person known by the Company, based solely on filings with the Securities and Exchange Commission, to own of record or be the beneficial owner of more than five percent (5%) of the Company’s Common Stock, (ii) named executive officers and Directors, and (iii) all Directors, and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Rodney I. Smith (3)(4)	589,499	11.3%

Ashley B. Smith (4)(5)	196,926	3.8%

Wesley A. Taylor (6)	34,504	*

Richard Gerhardt (6)	7,458	*

James Russell Bruner(6)	12,171	*

Adam J. Krick (7)	12,139	*

Thompson Davis & Co., Inc. (8)	966,080	18.5%

All directors and executive officers as a group (5 persons)(9)	263,198	5.0%

(1) Table does not include performance-based restricted stock grants under the Company’s 2016 Equity Incentive Plan (the “Equity Plan”)(performance vesting at end of three years, date of grant April 2021) at minimum, target or maximum, as the number of restricted shares to be awarded is not determinable at the time of grant and the recipients do not have the right to vote or other elements of beneficial ownership until vesting.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) The address for Rodney I. Smith is c/o Smith-Midland Corporation, P.O. Box 300, 5119 Catlett Road, Midland, Virginia 22728.

(4) Ashley B. Smith is the son of Rodney I. Smith. Each of Rodney I. Smith and Ashley B. Smith disclaims beneficial ownership of the other’s shares of Common Stock.

(5) Includes 6,667 unvested restricted shares granted pursuant to the Equity Plan, subject to a three-year vesting period from the grant date, subject to continued services as an executive officer.

(6) Includes 2,667 unvested restricted shares granted pursuant to the Equity Plan, subject to a three-year vesting period from the grant date, subject to continued services as a director.

(7) Includes 4,000 unvested restricted shares granted pursuant to the Equity Plan, subject to a three-year vesting period from the grant date, subject to continued services as an executive officer.

(8) Address of holder is 15 S. 5th Street, Richmond, VA 23219. Based on the Form 13-F filed with the Securities and Exchange Commission on February 14, 2022 by Thompson Davis & Co., Inc.

(9) Includes 18,668 unvested restricted shares granted pursuant to the Company's 2016 Equity Incentive Plan.

13

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2021 regarding the Company's equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders (1)	—	—	69,043
Total	—	—	69,043

(1) The Equity Plan has a balance of 69,043 shares of stock unissued and available for award at December 31, 2021.

On October 13, 2016 the Company's Board of Directors adopted the Equity Plan. Employees, directors and consultants of the Company are eligible to participate in the Equity Plan. The Equity Plan is administered by the Compensation Committee of the Board of Directors or the full Board during such times as no committee is appointed by the Board or during such times as the Board is acting in lieu of the committee (the "Committee"). The Equity Plan provides for the grant of equity-based compensation in the form of restricted stock, restricted stock units, performance shares, performance cash and other share-based awards. The Committee has the authority to determine the type of award, as well as the amount, terms and conditions of each award, under the Equity Plan subject to the limitations and other provisions of the Equity Plan. An aggregate of 400,000 shares of the Company's common stock, par value $.01 per share, were authorized for issuance under the Equity Plan, subject to adjustment for stock splits, dividends, distributions, recapitalizations and other similar transactions or events, of which amount 69,043 remains available for issuance. If any shares subject to an award are forfeited, expire, or otherwise terminate without issuance of such shares, such shares shall, to the extent of such forfeiture, expiration, or termination, again be available for issuance under the Equity Plan.

14

Compensation of Executive Officers

The following table sets forth the compensation paid by the Company for services rendered for 2021 and 2020 to the principal executive officer as well as the other executive officer of the Company (the “named executive officers”) as of the end of 2021:

Summary Compensation Table

	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Ashley B. Smith	2021	367,219	91,175	275,446	11,600	745,440
Chief Executive Officer and President (3)(4)	2020	313,666	133,894	89,800	11,400	548,760

Adam J. Krick	2021	207,273	38,142	134,667	7,108	387,190
Chief Financial Officer (5)(6)	2020	168,468	34,687	53,880	8,126	265,161

(1) Represents salaries paid in 2021 and 2020 for services provided by each named executive officer serving in the capacity listed.

(2) Represents amounts paid for annual performance-based bonus related to operations for the prior year.

(3) “Stock Awards” for 2021 include 5,000 restricted shares granted in October 2021 pursuant to the Company's 2016 Equity Incentive Plan (the “Equity Plan”), of which 1,667 shares vested in full immediately on the grant date, 1,667 shares vest one year following the grant date, and the remaining 1,666 shares vest two years following the grant date. “Stock Awards” also include the value of performance-based restricted stock awarded based on the aggregate grant date fair value of the awards. With respect to a restricted stock award granted in April 2021 pursuant to the Equity Plan, we had estimated that the target level of shares would vest over a three-year cycle based on the stock price at date of grant $11.72 per share, as reflected in the fair value above. The amounts in this column do not necessarily correspond to the actual value that will be realized by the named executive officer. The level of award (minimum, target or maximum) and final vesting is based on the Company’s aggregate level of stated parameters over the entirety of the three-year cycle. The value of the common stock shares at the grant dates were $275,446. “Stock Awards” for 2020 include 10,000 restricted shares granted in December 2020 pursuant to the Equity Plan, of which 3,333 shares vested in full immediately on the grant date, 3,333 shares vested one year following the grant date, and the remaining 3,334 vest two years following the grant date. The value of the common stock shares at the grant date was $89,800.

(4) “All Other Compensation” includes Company matching contributions to the 401(k) plan in the amounts of $11,600 and $11,400 for the years 2021 and 2020, respectively.

(5) “Stock Awards” for 2021 include 3,000 restricted shares granted in October 2021 pursuant to the Equity Plan, of which 1,000 shares vested in full immediately on the grant date, 1,000 shares vest one year following the grant date, and the remaining 1,000 vest two years following the grant date. “Stock Awards” also include the value of performance-based restricted stock awarded based on the aggregate grant date fair value of the awards. With respect to a restricted stock award granted in April 2021 pursuant to the Equity Plan, we had estimated that the target level of shares would vest over a three-year cycle based on the stock price at date of grant $11.72 per share, as reflected in the fair value above. The amounts in this column do not necessarily correspond to the actual value that will be realized by the named executive officer. The level of award (minimum, target or maximum) and final vesting is based on the Company’s aggregate level of stated parameters over the entirety of the three-year cycle. The value of the common stock shares at the grant dates were $134,667. “Stock Awards” for 2020 include 6,000 restricted shares granted in December 2020 pursuant to the Equity Plan, of which 2,000 shares vested in full immediately on the grant date, 2,000 shares vested one year following the grant date, and the remaining 2,000 vest two years following the grant date. The value of the common stock shares at the grant date was $53,880.

(6) “All Other Compensation” includes Company matching contributions to the 401(k) plan in the amounts of $7,108 and $8,126 for the years 2021 and 2020, respectively.

15

The following table sets forth information for the named executive officers regarding any common share purchase options, stock awards or equity incentive plan awards that were outstanding as of December 31, 2021.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested (2)
Ashley B. Smith	—	—	—	—	6,667	313,333	15,870	745,904
Adam J. Krick	—	—	—	—	4,000	188,000	6,911	324,829
TOTAL	—	—			10,667	501,333	22,781	1,070,733

(1) The number of shares and their respective values in this chart reflect the total remaining shares to vest over the three-year retention of employment period based on the stock price at December 31, 2021 of $47.00.

(2) The number of shares and their respective values in this chart reflect the total over the three-year performance period pursuant to the Equity Plan based on the stock price at December 31, 2021 of $47.00. The level of award (minimum, target or maximum) and final vesting is based on the Company’s levels of revenue growth, EBITDA margin, free cash flow, as well as Board discretion and retention of employment, in respect to the fiscal 2021 grants. The award was based on the target level for the fiscal 2021 grants. Actual number of shares vested may differ, and the awards are spread over the three-year vesting period of the plan, not just one, as implied by the chart.

16

Employment Contracts and Termination of Employment and Change in Control Arrangements.

The Company has entered into an employment agreement (the “Employment Agreement”), dated as of November 11, 2020, with Ashley B. Smith pursuant to which Mr. Smith serves as the Chief Executive Officer and President of the Company.

The Employment Agreement is for a term of three years commencing on November 11, 2020 (the “Effective Date”) through and including November 10, 2023 (the “Employment Period”), subject to early termination as provided therein. Commencing on the first anniversary of the Effective Date, and on each annual anniversary thereafter (such date and each annual anniversary thereof shall be hereinafter referred to as the “Renewal Date”), unless previously terminated, the Employment Period shall be automatically extended so as to terminate three years from such Renewal Date, unless at least 180 days prior to the Renewal Date the Company shall give notice to Mr. Smith, or Mr. Smith shall give notice to the Company, that the Employment Period shall not be so extended. The Employment Agreement provides for an initial base salary (“Base Salary”) of $300,000 per year, with an increase of no less than 3% per annum, based on advice provided by a compensation consultant in 2019. Mr. Smith’s Base Salary shall be reviewed annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”) pursuant to its normal performance review policies for senior executives and may be increased but not decreased. Mr. Smith is also entitled to receive an annual bonus incentive payment (the “Incentive Bonus Payment”) as determined by the Compensation Committee in its discretion and, if applicable, in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Compensation Committee with respect to such fiscal year. Mr. Smith shall also be eligible to participate in long term cash and equity incentive plans and programs applicable to senior officers of the Company.

The Employment Agreement further provides that if Mr. Smith is terminated by the Company without Cause or leaves the Company with Good Reason (generally, for material diminution in Mr. Smith’s Base Salary, target Incentive Bonus Payment, or position, authority, duties or responsibilities, relocation of Mr. Smith’s principal place of business to a location more than 30 miles from Mr. Smith’s principal place of business or material breach by the Company of the Employment Agreement), Mr. Smith shall be paid his Base Salary pro-rated through the date of termination, any Incentive Bonus Payment earned for a prior award period but not yet paid, any accrued vacation or paid time off to the extent not paid and unreimbursed business expenses (collectively, the “Accrued Obligations”) and any other amounts or benefits required to be paid or provided or which Mr. Smith is eligible to receive through the date of termination (the “Other Benefits”). In the event such termination occurs within two years following a change of control, Mr. Smith shall also be entitled to a lump sum payment equal to the product of (a) 2.99 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). In the event such termination does not occur within two years following a change of control, Mr. Smith shall be entitled to receive an aggregate amount, payable in equal monthly cash payments over a period of 24 months, equal to the product of (a) 2.0 multiplied by (b) the sum of Mr. Smith’s Base Salary in effect prior to such termination and the Target Incentive Bonus Payment for the year of termination of employment (or, if higher, or if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination). The Company shall also continue to provide Mr. Smith and his dependents with health and other insurance coverage for 24 months following such termination.

If Mr. Smith’s employment is terminated for Cause, because Mr. Smith voluntarily resigns without Good Reason or due to the death of Mr. Smith, Mr. Smith, or his estate, as applicable, shall be paid the Accrued Obligations and the Other Benefits. If Mr. Smith’s employment is terminated due to disability, Mr. Smith shall be paid his Base Salary in equal monthly payments for one year commencing on the date of termination, the Target Incentive Bonus Payment for the year of termination of employment (or, if no Target Incentive Bonus Payment has been established for such year, the Incentive Bonus Payment for the year prior to the date of termination), the Accrued Obligations and the Other Benefits.

Mr. Smith is also subject to non-competition and non-solicitation restrictions during the Employment Period and for a period of two years thereafter.

The Company has entered into a Change of Control Severance Agreement (the “Severance Agreement”), dated as of October 20, 2021, with Adam J. Krick, the Company’s Chief Financial Officer, Secretary and Treasurer.

The Severance Agreement provides that, in the event of departure of Mr. Krick, upon Mr. Krick’s last day of employment with the Company (the “Termination Date”), Mr. Krick shall receive his accrued but unpaid Base Pay and vacation pay along with reimbursement for valid business expenses and any vested Employee Benefits, regardless of whether Mr. Krick signs a release of claims against the Company (a “Release”). In addition, if Mr. Krick sustains a Qualifying Termination (the Company terminates Mr. Krick without Cause or Mr. Krick leaves the Company for Good Reason (generally, for material diminution in Mr. Krick’s Base Pay, or position, authority, duties or responsibilities, relocation of Mr. Krick’s principal place of business to a location more than 30 miles from Mr. Krick’s principal place of business or material breach by the Company of the Severance Agreement)) and executes and delivers a Release to the Company, the Company shall provide Mr. Krick with cash payments equal to one year of Base Pay, payable in substantially equal monthly installments over the twelve (12) month period following the Termination Date. For a twelve (12) month period, the Company shall also continue to provide Mr. Krick with Employee Benefits that are reasonably equivalent (and at the same cost to Mr. Krick) to the Employee Benefits provided to Mr. Krick immediately prior to the Termination Date and Mr. Krick shall be entitled to receive a single lump sum cash payment equal to the average of his prior three (3) year annual cash bonuses. In addition, if Mr. Krick’s Qualifying Termination occurs within 24 months following a Change in Control, as of the effective date of the Release, all of Mr. Krick’s (i) outstanding and unvested stock options shall become fully vested and exercisable and (ii) outstanding and unvested time-based restricted stock units shall become fully vested.

Mr. Krick is also subject to non-competition and non-solicitation restrictions during his employment with the Company and for a period of one year after the Termination Date.

 The Company has an employment agreement with its former Chief Executive Officer and former Chairman of the Board, Rodney I. Smith. While Mr. Smith ceased providing services as Chief Executive Officer in May 2018, he received his salary, pursuant to the terms of the agreement, through September 2019. The agreement also provides for an annual royalty fee of $99,000 payable as consideration for his assignment to the Company of all of his rights, title and interest in certain patents. Payment of the royalty continues for as long as the Company is using the inventions underlying the patents. Mr. Smith also received compensation in 2021 from the Company for his services as a Director and Chairman of the Board. Mr. Smith is currently being compensated with respect to royalty payments in accordance with the employment agreement.

17

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP acted as our independent registered public accounting firm for the fiscal year ended December 31, 2021. BDO USA, LLP was dismissed on April 4, 2022 and the Company engaged Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. A representative of Dixon Hughes Goodman LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

VOTING AT MEETING

The Board of Directors has fixed April 12, 2022 as the record date for the determination of stockholders entitled to vote at this Annual Meeting. On or about that date, 5,229,658 shares of Common Stock were outstanding and entitled to vote.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies electronically or by mail, officers and employees of the Company may solicit in person or by telephone. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners.

REVOCATION OF PROXY

Subject to the terms and conditions set forth herein, all proxies received by the Company will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Annual Meeting, the Company receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

Pursuant to SEC Rule 14a-8, in order to be included in proxy material for next year’s Annual Meeting, stockholders’ proposed resolutions must be received by the Company no later than December 21, 2022. In addition, the by-laws of the Company require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 60 days and not more than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Pursuant to our by-laws, if notice of any stockholder proposal is received earlier than March 2, 2023 or after April 1, 2023, then the notice will be considered untimely and we are not required to present such proposal at the Annual Meeting to be held in 2023. If the Board of Directors chooses to present a proposal submitted after April 12, 2023 at next year’s Annual Meeting, then the persons named in proxies solicited by the Board of Directors for such Annual Meeting may exercise discretionary voting power with respect to such proposal.

18

HOUSEHOLDING OF PROXY MATERIAL

Some banks, brokers, and other nominee record holders may have sent a proxy statement, proxy card, and an annual report to stockholders to multiple stockholders in your household. If you would like to obtain another copy of the proxy statement, proxy card or annual report to stockholders, please contact by mail Secretary, Smith-Midland Corporation, 5119 Catlett Road, Midland, Virginia 22728. If you want to receive separate copies of our proxy statements, proxy card and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

ANNUAL REPORT ON FORM 10-K

The company makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. The filings are also available on the SEC's website (www.sec.gov). To access these filings, go to our website (www.smithmidland.com) and click on the heading "Investors/SEC Filings." Copies of Smith-Midland's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary at Smith- Midland at 5119 Catlett Road, Midland, VA 22728.

MISCELLANEOUS

The management does not know of any other matter that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors:

/s/ Ashley B. Smith
Ashley B. Smith
Chairman of the Board of Directors
Midland, Virginia

April 21, 2022

THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE IF YOU RECEIVED THIS PROXY IN THE MAIL, OR FOLLOW THE INSTRUCTIONS CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS TO VOTE ON THE INTERNET. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES OR VOTED ON THE INTERNET.

19

SMITH-MIDLAND CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – WEDNESDAY, JUNE 1, 2022 AT 4:00 PM EASTERN TIME
CONTROL ID:
REQUEST ID:

The undersigned herby appoints Ashley B. Smith and Adam J. Krick, or either of them as attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of SMITH-MIDLAND CORPORATION, to be held at the Warrenton-Fauquier Airport Terminal, 1533 Iris Trail, Midland, VA 22728, on Wednesday, June 1, 2022 at 4:00 PM Eastern Time, and at any adjournment or adjournments thereof, upon and with respect to all shares of the Common Stock of the Company upon and with respect to which the undersigned would be entitled to vote and act if personally present. The undersigned hereby directs Ashley B. Smith and Adam J. Krick, or either of them, to vote in accordance with their judgement on any matters which may properly come before the meeting, all as indicated in the Notice of the meeting receipt of which is hereby acknowledged, and to act on the matters set forth in such Notice.

The shares represented by this proxy will be voted for and in favor of the items set forth unless a contrary specification is made.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by fax, internet or phone, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/SMID
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF SMITH-MIDLAND CORPORATION			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2, 3, and select 3 years on Proposal 4.

Proposal 1		→	FOR	WITHHOLD
Election of directors:
	Ashley B. Smith		☐	☐		CONTROL ID:
	Wesley A. Taylor		☐	☐		REQUEST ID:
	James Russell Bruner		☐	☐
	Richard Gerhardt		☐	☐

Proposal 2		→	FOR	AGAINST	ABSTAIN
	Proposal to ratify and approve the selection of Dixon Hughes Goodman LLP as the independent auditors for the Company for the year ending December 31, 2022.		☐	☐	☐

Proposal 3		→	FOR	AGAINST	ABSTAIN
	Advisory vote on compensation of our named executive officers.		☐	☐	☐

Proposal 4		→	1 Year	2 Years	3 Years	ABSTAIN
	Advisory vote on the frequency of advisory votes on compensation of our named executive officers.		☐	☐	☐	☐

Proposal 5
In their discretion to transact such other business as may properly come before the meeting or any adjournments thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

SMITH-MIDLAND CORPORATION		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
	DATE:	WEDNESDAY, JUNE 1, 2022
	TIME:	4:00 P.M. EASTERN TIME
	LOCATION:	WARRENTON-FAUQUIER AIRPORT TERMINAL, 1533 IRIS TRAIL, MIDLAND, VA 22728

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: CALL TOLL FREE 1-866-752-8683	FAX: SEND THIS CARD TO 202-521-3464	INTERNET: HTTPS://WWW.IPROXYDIRECT.COM/SMID AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	EMAIL: PROXY@IPROXYDIRECT.COM INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: HTTPS://WWW.IPROXYDIRECT.COM/SMID

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE MAY 12, 2022.

YOU MAY ENTER YOUR VOTING INSTRUCTIONS AT HTTPS://WWW.IPROXYDIRECT.COM/SMID UNTIL 11:59 PM EASTERN TIME MAY 31, 2022.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT FOUR (4) DIRECTORS: ASHLEY B. SMITH, WESLEY A. TAYLOR, JAMES RUSSELL BRUNER, AND RICHARD GERHARDT;
2. TO RATIFY AND APPROVE THE SELECTION OF DIXON HUGHES GOODMAN LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2022;
3. TO APPROVE AN ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS;
4. TO APPROVE AN ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND
5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULES, YOU ARE RECEIVING THIS NOTICE THAT THE PROXY MATERIALS FOR THE ANNUAL MEETING ARE AVAILABLE ON THE INTERNET. FOLLOW THE INSTRUCTIONS ABOVE TO VIEW THE MATERIALS AND VOTE OR REQUEST PRINTED COPIES.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON APRIL 12, 2022 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK, PAR VALUE $0.01 PER SHARE, THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE NOMINEES LISTED, FOR PROPOSALS 2 AND 3, AND SELECT 3 YEARS ON PROPOSAL 4.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

SMITH-MIDLAND CORPORATION

SHAREHOLDER SERVICES

1 Glenwood Avenue Suite 1001

Raleigh NC 27603

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT